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                                                                    Exhibit 10.2


                                AMENDMENT TO THE

                            FINLAY ENTERPRISES, INC.

             EXECUTIVE DEFERRED COMPENSATION AND STOCK PURCHASE PLAN


         WHEREAS, Finlay Enterprises, Inc. (the "Corporation") maintains the Finlay Enterprises, Inc. Executive Deferred Compensation and Stock Purchase Plan (the "Plan");

         WHEREAS, pursuant to the Article 12 of the Plan, the Corporation may amend the Plan at any time; and

         WHEREAS, the Corporation desires to amend the Plan to correct a scrivener's error in Section 6.4 of the Plan.

         NOW, THEREFORE, the Plan is hereby amended, effective as of May 1, 2003, as follows:

         1. The first sentence of the second paragraph of Section 6.4 of the Plan is amended by substituting "April 1" in lieu of "March 1" therein.


         IN WITNESS WHEREOF, this amendment has been executed this 19th day of June, 2003.


                                              FINLAY ENTERPRISES, INC.


                                              By: /s/ Arthur E. Reiner
                                                  ----------------------------
                                                  Arthur E. Reiner
                                                  Chairman, President and Chief
                                                  Executive Officer